                                ING MUTUAL FUNDS
                    ING International SmallCap Fund ("Fund")

                        Supplement dated October 9, 2006
            to the Class A, Class B, Class C and Class M Prospectus,
                     and the Class I and Class Q Prospectus
                          each dated February 28, 2006

On September 21, 2006, the Board of Trustees of ING Mutual Funds approved the addition of Batterymarch Financial Management, Inc. as a second sub-adviser to the Fund and subsequent changes to the Fund's principal investment strategies and a change in the Fund's primary benchmark. An information statement discussing the addition of the second sub-adviser is expected to be mailed to shareholders on or about December 21, 2006.

Effective November 1, 2006, the Class A, Class B, Class C and Class M Prospectus and the Class I and Class Q Prospectus will be supplemented to reflect the following:

1. The information pertaining to the Fund in the table in the section entitled "Funds at a Glance" on page 2 of the Class A, Class B, Class C and Class M Prospectus and the Class I and Class Q Prospectus is revised as follows:

     FUND                                                   INVESTMENT OBJECTIVE
     --------------------------------------------------------------------------------
     ING International SmallCap Fund                        Maximum long-term capital
     Adviser: ING Investments, LLC                          appreciation
     Sub-Adviser: Acadian Asset Management, Inc.
     Sub-Adviser: Batterymarch Financial Management, Inc.

2. The heading entitled "Sub-Adviser" at the top of page 24 of the Class A, Class B, Class C and Class M Prospectus and the top of page 22 of the Class I and Class Q Prospectus is hereby deleted in its entirety and replace with the following:

          SUB-ADVISERS

          Acadian Asset Management, Inc.
          Batterymarch Financial Management, Inc.

3. The sub-section entitled "Principal Investment Strategies" under the section entitled "ING International SmallCap Fund" on page 24 of the Class A, Class B, Class C and Class M Prospectus and on page 22 of the Class I and Class Q Prospectus is hereby deleted in its entirety and replaced with the following:

     PRINCIPAL INVESTMENT STRATEGIES

     Under normal conditions, the Fund invests at least 80% of its assets in securities of small market capitalization companies. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. At least 65% of the Fund's assets will normally be invested in companies located outside the U.S., including emerging markets. The Fund may invest up to 35% of its total assets in U.S. issuers.

     The Fund considers small-capitalization companies to be those that have a market capitalization, at the time of purchase, that falls within the range of companies in the Standard & Poor's Citigroup Extended Market Index World Ex. U.S. ("Index") (as of August 30, 2006 between $ 722,879 million and $ 28,624,797,241 billion). The Index focuses on the smallest 20% of stocks within each country, as defined by their free-float adjusted market capitalization. The market capitalization of companies considered to be small-capitalization will change with market conditions. The Fund may hold both growth and value stocks and at times may favor one over the other based on available opportunities.

     The Fund invests primarily in common stock or securities convertible into common stock of international issuers, but may invest from time to time in such instruments as forward currency contracts; futures contracts; other investment companies, including exchange traded funds ("ETFs"); rights; and American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). The Fund may invest in companies located in countries with emerging securities markets when a Sub-Adviser believes they present attractive investment opportunities.

     Acadian Asset Management, Inc. ("Acadian") and Batterymarch Financial Management, Inc. ("Batterymarch") provide the day-to-day management of the Fund. The two sub-advisers act independently of each other and use their own methodology for selecting investments.

     ACADIAN

     Acadian employs a quantitative investment process which is driven by proprietary valuation models that combine a bottom-up view of the attractiveness of individual securities within each market with a top-down view of the attractiveness of each country, thereby capturing value-added at both the stock and the country levels.

     BATTERYMARCH

     Batterymarch employs a bottom-up quantitative strategy to rank stocks using fundamental factors such as cash flow, earnings growth, expectations, measurements of value and technical factors. Region and sector weights are determined using the Sub-Adviser's proprietary models.

     Each Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among others.

     The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.

     The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

4. The sub-section entitled "Risks" under the section entitled "ING International SmallCap Fund" on page 24 of the Class A, Class B, Class C and Class M Prospectus and on page 22 of the Class I and Class Q Prospectus is amended to add the following risk:

     GROWTH INVESTING - growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.

5. Footnote (2) to the bar chart entitled "Year-by-Year Total Returns" under the section entitled "ING International SmallCap Fund - How the Fund has Performed" on page 25 of the Class A, Class B, Class C and Class M Prospectus and on page 23 of the Class I and Class Q Prospectus is hereby amended as follows:

     (2) Effective March 1, 2005, Acadian Asset Management, Inc. began serving as Sub-Adviser to the Fund and the Fund changed its investment strategy to focus on value-style investing rather than growth-style investing. Effective November 1, 2006, Batterymarch Financial Management, Inc. began serving as a second Sub-Adviser to the Fund and the Fund's investment strategy was changed to reflect both growth-style and value-style investing. Prior to March 1, 2005, the Fund was managed by a different sub-adviser. Prior to May 24, 1999, Nicholas-Applegate Capital Management was the Adviser to the Fund. ING Investments, LLC has been the Fund's investment adviser since May 24, 1999.

6. Effective November 1, 2006, Standard & Poor's Citigroup Extended Market Index World Ex. U.S. ("S&P Citigroup EM Index World Ex U.S.") is the primary benchmark for the Fund, and the Morgan Stanley Capital International - Europe, Australasia and Far East(R) Small Cap Index ("MSCI EAFE(R) Small Cap Index") is a secondary benchmark for the Fund. The Fund's currant primary benchmark from MSCI EAFE(R) Small Cap Index will continue to appear in the Fund's prospectus for one year following its annual update, which will occur on February 28, 2007, and then be removed.

          (A) The sub-section entitled "Average Annual Total Returns" under the section entitled "ING International SmallCap Fund - How the Fund has Performed" on page 25 of the Class A, Class B, Class C and Class M Prospectus is hereby deleted in its entirety and replaced with the following:

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

     The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance - the Standard & Poor's Citigroup Extended Market Index World Ex. U.S. ("S&P Citigroup EM Index World Ex U.S.") and the Morgan Stanley Capital International - Europe, Australasia and Far East(R) Small Cap Index ("MSCI EAFE(R) Small Cap Index"). Prior to November 1, 2006, the Fund compared its performance to the MSCI EAFE(R) Small Cap Index. The Fund changed the index to which it compares its performance because the S&P Citigroup EM Index World Ex. U.S. is considered a more appropriate comparison. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

     Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

     After-tax returns are shown for Class A only. After-tax returns for other classes will vary.

                                                              1 YEAR   5 YEARS   10 YEARS
     CLASS A RETURN BEFORE TAXES(1)                       %    17.95     4.52      15.36
     Class A Return After Taxes on Distribution(1)        %    17.94     4.52      14.47
     Class A Return After Taxes on Distribution
        and  Sales  of Fund  Shares(1)                    %    11.98     3.92      13.35
     S&P/Citigroup EM Index World Ex. U.S. (reflects
        no deductions for fees, expenses or taxes)(2)     %    22.11    13.57       8.59
     MSCI EAFE(R) Small Cap Index (reflects no
        deductions for fees, expenses or taxes)(3)        %    23.96    14.16       5.10
     CLASS B RETURN BEFORE TAXES(4)                       %    19.35     4.79      15.34
     S&P Citigroup EM Index World Ex. U.S. (reflects
        no deductions for fees, expenses or taxes)(2)     %    22.11    13.57       8.59
     MSCI  EAFE(R)  Small  Cap  Index  (reflects  no
        deductions  for fees, expenses or taxes)(3)       %    23.96    14.16       5.10
     CLASS C RETURN BEFORE TAXES(5)                       %    23.36     5.11      15.32
     S&P Citigroup EM Index World Ex. U.S. (reflects no
        deductions for fees, expenses or taxes)(2)        %    22.11    13.57       8.59
     MSCI EAFE(R) Small Cap Index (reflects no
        deductions for fees, expenses or taxes)(3)        %    23.96    14.16       5.10

(1)  Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) The S&P Citigroup EM Index World Ex. U.S. is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index.

(3) The MSCI EAFE(R) Small Cap Index is an unmanaged, marked-weighted index that represents the small cap segments in 21 developed equity markets outside of North America.

(4) Reflects deduction of the deferred sales charge of 5.00% and 2.00% for the 1 Year and 5 Year returns, respectively.

(5) Reflects deduction of the deferred sales charge of 1.00% for the 1 Year return.

          (B) The sub-section entitled "Average Annual Total Returns" under the section entitled "ING International SmallCap Fund - How the Fund has Performed" on page 23 of the Class I and Class Q Prospectus is hereby deleted in its entirety and replaced with the following:

                          AVERAGE ANNUAL TOTAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2005)

     The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to those of two broad measures of market performance - the Standard & Poor's Citigroup Extended Market Index World Ex. U.S. ("S&P Citigroup EM Index World Ex U.S.") and the Morgan Stanley Capital International - Europe, Australasia and Far East(R) Small Cap Index ("MSCI EAFE(R) Small Cap Index"). Prior to November 1, 2006, the Fund compared its performance to the MSCI EAFE(R) Small Cap Index. The Fund changed the index to which it compares its performance because the S&P Citigroup EM Index World Ex. U.S. is considered a more appropriate comparison. It is not possible to invest directly in the indices. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

     Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

     In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

                                                              1 YEAR   5 YEARS   10 YEARS
     CLASS Q RETURN BEFORE TAXES                          %   25.49      6.08      16.36
     Class Q Return After Taxes on Distribution           %   25.44      6.07      15.42
     Class Q Return After Taxes on Distribution and
        Sales of Fund Shares                              %   16.92      5.27      14.23
     S&P Citigroup EM Index World Ex. U.S. (reflects no
        deductions for fees, expenses or taxes)(1)        %   22.11     13.57       8.59
     MSCI EAFE(R) Small Cap Index (reflects no
        deductions for fees,                              %   23.96     14.16       5.10

(1) The S&P Citigroup EM Index World Ex. U.S. is an unmanaged index which consists of the smaller capitalization stocks of the Citigroup Broad Market Index.

(2) The MSCI EAFE(R) Small Cap Index is an unmanaged, marked-weighted index that represents the small cap segments in 21 developed equity markets outside of North America.

7. The first sentence of the first paragraph under the section entitled "Management of the Fund - Adviser and Sub-Advisers - Sub-Advisers" on page 51 of the Class A, Class B, Class C and Class M Prospectus and on page 39 of the Class I and Class Q Prospectus is deleted and replaced with the following:

     ING Investments has engaged a sub-adviser or sub-advisers to provide the day-to-day management of each Fund's portfolio.

8. The section entitled "Management of the Funds - Adviser and Sub-Advisers - Sub-Advisers - ING International SmallCap Fund" on page 60 of the Class A, Class B, Class C and Class M Prospectus and on page 47 of the Class I and Class Q Prospectus is amended to add the following to the beginning of the section:

     THE MULTI-MANAGER APPROACH

     Two sub-advisers are used to manage the Fund's assets - Acadian Asset Management, Inc. ("Acadian") and Batterymarch Financial Management, Inc. ("Batterymarch"). Each manages a portion of the Fund's assets that is allocated to the sub-adviser by the Adviser.

     Effective November 1, 2006, approximately $20 million of the Fund's assets will be managed by Batterymarch. Generally, 75% of new assets into the Fund will be allocated to Batterymarch for management and the remainder of new assets will be allocated to Acadian for management. Once the Fund's assets managed by Acadian reach $675 million, it is anticipated that all new assets invested in the Fund will be allocated to Batterymarch. The Adviser may change the allocation of the Fund's assets between the sub-advisers as it determines necessary to pursue the Fund's investment objective.

9. The section entitled "Management of the Funds - Adviser and Sub-Advisers - Sub-Adviser - ING International SmallCap Fund" on page 60 of the Class A, Class B, Class C and Class M Prospectus and on page 47 of the Class I and Class Q Prospectus is amended to add the following after the sub-section entitled "Performance of Similar International Small-Cap Equity Accounts Managed by Acadian":

     BATTERYMARCH

     Batterymarch, a wholly-owned, independently managed subsidiary of Legg Mason, Inc., which has served as a sub-adviser to the Fund since November 2006, is located at John Hancock Tower, 200 Clarendon Street, 49th Floor, Boston, Massachusetts 02116. As of August 31, 2006, Batterymarch had assets under management of approximately $22 billion.

     Batterymarch uses a team approach to investment management, with portfolio mangers working collaboratively and sharing responsibility for investment decisions. Batterymarch utilizes a quantitative investment process. Portfolio managers are involved in the development of investment models that are the primary driver in the portfolio management process. The investment teams are responsible for the implementation of the models and the construction and management of client account portfolios.

     The investment teams are organized according to investment mandate and are responsible for managing all accounts in accordance with their respective mandate. The portfolio managers have oversight responsibility for the work done by the quantitative analysts, including factor research, development and testing and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review trades before execution.

     Batterymarch's international investment team is led by Charles F. Lovejoy, CFA. As team leader, he is primarily responsible for the international investment team's portfolio management.

     The following individuals share responsibility for the day-to-day management of ING International SmallCap Fund's assets allocated to Batterymarch.

     CHARLES F. LOVEJOY, CFA, Director and Senior Portfolio Manager, joined Batterymarch in 1992 as a portfolio manager and was promoted to director of the International team in 2006. Mr. Lovejoy has managed the Fund since November 2006. Before joining Batterymarch, Mr. Lovejoy managed international and emerging markets portfolios for Boston International Advisors and headed the quantitative research group at Putnam Management Company, with responsibilities for portfolio management and product development as well as quantitative research for U.S., international and emerging markets. Former president of the Boston Security Analysts Society and the Boston Quantitative Discussion Group, Mr. Lovejoy was also a director of the International Society of Financial Analysts. He has 25 years of investment experience.

     CHRISTOPHER W. FLOYD, CFA, Portfolio Manager, joined Batterymarch in 2000 as a quantitative analyst and became a portfolio manager in 2003. Mr. Floyd has managed the Fund since November 2006. Prior to Batterymarch, Mr. Floyd held responsibilities at Cigna Investment Management, Urban & Associates, Inc. and Bay State Federal Savings Bank. He has 7 years of investment experience.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                ING MUTUAL FUNDS
                    ING International SmallCap Fund ("Fund")

                        Supplement dated October 9, 2006
     to the Class A, Class B, Class C, Class I, Class M, Class O and Class Q
       Statement of Additional Information ("SAI") dated February 28, 2006

On September 21, 2006, the Board of Trustees of ING Mutual Funds approved the addition of Batterymarch Financial Management, Inc. as a second sub-adviser to the Fund. Effective November 1, 2006, the Class A, Class B, Class C, Class I, Class M and Class Q SAI will be supplemented to reflect the following:

1. The section entitled "Adviser" beginning on page 113 of the SAI is hereby amended to delete the second sentence and replace it with the following:

     ING Investments, subject to the authority of the Trustees of the Funds, has the overall responsibility for the management of each Fund's portfolio subject to delegation of certain responsibilities to other investment advisers (each a "Sub-Adviser" and collectively, "Sub-Advisers"): ING Investment Management Advisors B.V. ("IIMA") as the Sub-Adviser to Emerging Markets Fixed Income Fund, Global Equity Dividend Fund, Index Plus International Equity Fund, and Russia Fund; ING Clarion Real Estate Securities L.P. ("INGCRES") as the Sub-Adviser to Global Real Estate Fund and International Real Estate Fund; ING Investment Management Asia/Pacific (Hong Kong) Limited ("IIM Asia Pacific") as the Sub-Adviser to Greater China Fund; ING Investment Management Co. ("ING IM"), as the Sub-Adviser to International Fund and Precious Metals Fund; Brandes Investment Partners, L.P. ("Brandes") as the Sub- Adviser to Emerging Countries Fund and International Value Fund; Julius Baer Investment Management LLC ("JBIM") as the Sub-Adviser to Foreign Fund; Tradewinds NWQ Global Investors, LLC ("Tradewinds") as the Sub-Adviser to Global Value Choice Fund and International Value Choice Fund; Hansberger Global Investors, Inc. ("HGI") as the Sub-Adviser to International Capital Appreciation Fund; and Acadian Asset Management, Inc. ("Acadian") and Batterymarch Financial Management, Inc. ("Batterymarch") as the Sub-Advisers to International SmallCap Fund.

2. The section entitled "Sub-Advisory Agreements" beginning on page 124 of the SAI is hereby amended to delete the 12th paragraph and replace it with the following:

     Pursuant to a Sub-Advisory Agreement dated March 1, 2005 between ING Investments and Acadian and a Sub-Advisory Agreement dated November 1, 2006 between ING Investments and Batterymarch, Acadian and Batterymarch provide the day-to-day management of the Fund. The two sub-advisers act independently of each other and use their own methodology for selecting investments. In this capacity, Acadian and Batterymarch, subject to the supervision and control of ING Investments and the Trustees of the Fund, on behalf of the Fund, manage the Fund's portfolio investments, consistently with the Fund's investment objective, and execute any of the Fund's investment policies that it deems appropriate to utilize from time to time. Acadian's address is One Post Office Square, Boston, MA 02109. Batterymarch's address is John Hancock Tower, 200 Clarendon Street, 49th Floor, Boston MA 02116.

3. The information pertaining to the Fund in the annual sub-advisory fees table beginning on page 127 of the SAI is hereby deleted in its entirety and replaced with the following:

FUND                                                ANNUAL SUB-ADVISORY FEE
--------------------------------------------------------------------------------
ING International SmallCap   1st Sleeve (Acadian)   0.55% on the first $140M
Fund                         Sub-Advisory Fee       0.46% on the next $860M
                                                    0.425% in excess of $1B

                             2nd Sleeve             0.75% on the first $100M
                             (Batterymarch)         Once assets reach $100M,
                             Sub-Advisory Fee       schedule resets to:
                                                    0.85% on first $25M
                                                    0.70% on next $75M
                                                    0.60% on next $100M
                                                    0.50% over $200M

4. The section entitled "Portfolio Managers - International SmallCap Fund" on page 145 of the SAI is amended to add the following after the heading "International SmallCap Fund:"

          ACADIAN

5. The section entitled "Portfolio Managers - International SmallCap Fund" on page 145 of the SAI is amended to add the following at the end of that section:

     BATTERYMARCH

     OTHER ACCOUNTS MANAGED

     The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers as of August 31, 2006:

                                REGISTERED INVESTMENT       OTHER POOLED INVESTMENT
                                      COMPANIES                    VEHICLES                 OTHER ACCOUNTS(1)
                             --------------------------   --------------------------   --------------------------
                             NUMBER OF                    NUMBER OF                    NUMBER OF
     PORTFOLIO MANAGER        ACCOUNTS    TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS     ACCOUNTS    TOTAL ASSETS
     ---------------------   ---------   --------------   ---------   --------------   ---------   --------------
     Charles F. Lovejoy,
     CFA(2)                      12      $2,136,318,798       11      $1,030,915,212       17      $3,067,419,171

     Christopher W. Floyd,
     CFA(2)                      12      $2,136,318,798       11      $1,030,915,212       17      $3,067,419,171

(1) 1 of these accounts with assets of $36,697,615 has an advisory fee that is also based on the performance of the account.

(2) At Batterymarch, we believe strongly in a team approach, with portfolio managers working collaboratively and sharing responsibility for investment decisions. The portfolio managers have oversight responsibility for the work done by our quantitative analysts, including factor research, development and testing and portfolio construction algorithms. The portfolio managers oversee the effectiveness of the overall investment process, including stock ranking and selection, portfolio construction and trading, and review and trades before execution.

     As a risk control measures, portfolio managers manually review buy/sell decisions prior to execution and have the discretion to modify a trade decision if, in their judgment, a significant market event of mitigating factor has occurred that is not yet reflected in the quantitative data used by Batterymarch's models.

     POTENTIAL MATERIAL CONFLICTS OF INTEREST

     Actual or potential conflicts may arise in managing the Fund in conjunction with the portfolios of Batterymarch's other clients. A brief description of some of the potential conflicts of interest and compliance factors that may arise as a result is included below. We don not believe any of these potential conflicts of interest and compliance factors pose significant risk to the Fund.

     Although Batterymarch believes that its compliance policies and procedures are appropriate to prevent or eliminate many potential conflicts of interest between Batterymarch, its related persons and clients, clients should be aware that no set policies and procedures can possibly anticipate or relieve all potential conflicts of interest. Moreover, it is possible that additional potential conflicts of interest may exist that Batterymarch had not identified in the summary below.

     ALLOCATION OF INVESTMENT OPPORTUNITIES

     If an investment team identifies a limited investment opportunity (including initial public offerings) that may be suitable for multiple client accounts, the Fund may not be able to take full advantage of that opportunity. However, Batterymarch has adapted compliance policies and procedures for such situations.

     OPPOSITE (i.e., CONTRADICTORY) TRANSACTION IN SECURITIES

     Batterymarch provides investment advisory services for various clients and under various investment mandates and may give advice, and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any other individual client account.

     In the course of providing advisory services, Batterymarch may simultaneously recommend the sale of a particular security for one client account while recommending the purchase of the same or similar security for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, Batterymarch may be forced to sell a security that is ranked a "buy" by its stock selection model.

     Batterymarch has created certain compliance policies and procedures designed to minimize harm from such contradictory activities/events.

     PERSONAL SECURITIES TRANSACTION

     Batterymarch allows its employees to trade in securities that it recommends to advisory clients, including the Fund. Batterymarch's supervised persons (to the extent not prohibited by Batterymarch's Code of Ethics) might buy, hold or sell securities or investment products (including interests in partnerships and investment companies) at or about the same time that Batterynarch is purchasing, holding or selling the same or similar securities or investment products for client account portfolios and the actions taken by such persons on a personal basis may be, or may be deemed to be, inconsistent with the actins taken by Batterymarch for its client accounts. Clients should understand that these activities might create a conflict of interest between Batterymarch, its supervised persons and its clients.

     Batterymarch employees may also invest in mutual funds, including the fund, which are managed by Batterymarch. This may result in a potential conflict of interest since Batterymarch employees have knowledge of such funds' investment holding, which is non-public information.

     To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholders' interests in the fund).

     COMPENSATION

     Portfolio manager compensation includes a combination of base salary, annual bonus and long-term incentive compensation, as well as generous benefits packages made available to all Batterymarch employees on a non-discretionary basis.

     The bonus and long-term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. An individual allocation to portfolio managers is based on several factors, including:

          - Short term and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Fund. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as a comparison to a group of peer mangers. There is no fixed formula used in this analysis;

          -    Portfolio manager assistance in servicing clients; and

          -    Portfolio manger contribution to new business development.

     Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As noted above, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

     OWNERSHIP OF SECURITIES

     The following table shows the dollar range of shares of the Fund owned by each portfolio manager as of August 31, 2006, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

     PORTFOLIO MANAGER           DOLLAR RANGE OF FUND SHARES OWNED
     -------------------------------------------------------------
     Charles F. Lovejoy, CFA                    None
     Christopher W. Floyd, CFA                  None

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